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                                                                    Exhibit 10.2


                             REIMBURSEMENT AGREEMENT

                  THIS AGREEMENT is made as of the 12th day of July, 2001 by and between SPECIAL METALS CORPORATION, a Delaware corporation, having its principal office in New Hartford, New York, United States of America (hereinafter referred to as "SMC"), and SPECIAL METALS SARL, a societe anonyme organized under the law of the Republic of France, having its principal office in Paris, France (hereinafter referred to as "SARL").

                              W I T N E S S E T H :

                  WHEREAS, SMC , on behalf of itself and its direct and indirect subsidiaries, including SARL, has entered into an Agreement For Executive Services with Phillipe Choppin de Janvry (the "Executive") dated as of July 12, 2001 (the "Executive Services Agreement"); and

                  WHEREAS, pursuant to the Executive Services Agreement SMC has agreed to direct SARL to make certain payments to the Executive for his services; and

WHEREAS, SARL is willing to make payments to the Executive as directed by SMC, provided that SMC reimburses SARL for the amount of all such payments.

                  NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

                  1. As directed by SMC, SARL shall make payments to the Executive pursuant to the Executive Services Agreement.

                  2. SMC shall promptly reimburse SARL for all such payments made to the Executive pursuant to SMC's direction.

                  3. This Agreement supersedes any and all other Agreements, either oral or written, between the parties with respect to the subject matter hereof. Any modification of this Agreement shall be effective only if it be in writing, signed by the party sought to be charged.

                  4. This Agreement may not be assigned without the express written consent of the other party.

                  5. The laws of the State of New York, United States of America shall govern this Agreement.

                  6. This Agreement may be separately executed in counterparts.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Reimbursement
Agreement to be duly executed by its proper representatives as of the day and year first above written.


                       SPECIAL METALS CORPORATION

                       By:  /s/ Robert F. Dropkin
                            ---------------------

                       Name:  Robert F. Dropkin
                              -----------------

                       Title: Vice-President, Secretary and Chief Legal Counsel
                              -------------------------------------------------


                       SPECIAL METALS SARL

                       By:  /s/ Edouard Duval
                            ---------------------
                       Name: Edouard Duval
                             --------------------
                       Title: Gerant
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